January 8, 2013

# Goldman Sachs Global Energy Conference

LAREDO PETROLEUM

**NYSE: LPI**
*www.laredopetro.com*

# Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from our identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Rule 424(b)(1) prospectus as filed with the Securities and Exchange Commission ("SEC") on October 12, 2012 as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or "EUR", refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and unbooked resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company's interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and unbooked resource potential may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

# Company Overview

**NYSE: LPI**

**Market Cap: ~$2.3 Billion**

**Total Enterprise Value: ~$3.5 Billion**



LAREDO
LAREDO
PETROLEUM, INC.

## Total Company

- **Permian oil focused**
- **Significant resource potential**
- **Drilling inventory >10 years**
- **Proved reserves: 156.5 MMBOE[1]**
- **Average daily production: 30.8 MBOE/D during Q3 2012[1]**
- **Sound financial structure**

[1] *Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/11, at SEC pricing.*

# Concentrated Asset Portfolio



Tulsa
Headquarters
Dallas
Office
Midland
Office

## Permian Basin – 196,000 net acres

- ~65% of total company reserves
- ~67% of Q3 2012 total production
- ~92% working interest - average

## Anadarko Granite Wash – 37,000 net acres

- Liquids-rich natural gas

## Other Areas – 191,000 net acres

- Includes Central Texas Panhandle, Eastern Anadarko Basin, Dalhart Basin and Other

# Consistent Growth in Reserves and Production

## *Permian oil is driving repeatable growth*



Reserves
MMBOE
200
180
160
140
120
100
80
60
40
20
-
>52% CAGR
44.2
92%
8%
52.5
89%
11%
136.6
67%
33%
156.5
64%
36%
2008
2009
2010
2011
Production
MBOE/D
35
30
25
20
15
10
5
0
~53% CAGR
4.2
3.7
0.5
9.8
8.4
1.4
14.3
9.8
4.5
23.7
14.5
9.2
30.7
17.6
13.1
34.5-35.9
19.0
16.2
2008
2009
2010
2011
2012 E
2013 E
Oil
Gas

***Identified unbooked resource potential to date is >4x existing proved reserves***

**2013**

- **25% growth in oil production**
- **Targeting 15% total production growth**

*Reserves reported on a two-stream basis with gas price adjusted to reflect NGL benefit; per Ryder Scott evaluation at 12/31/11, at SEC pricing.*
*Production data includes production from Broad Oak Energy, Inc. on a combined basis and presented on a two-stream basis.*
*CAGR in MBOE/D production from 2008 through midpoint of projected 2013.*

# Permian Basin: Core Area in Garden City


Howard
Martin
Mitchell
Midland
Sterling
Coke
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~142,000 net acres in Glasscock, Reagan, Howard and Sterling counties; >325 sections
  - ~ 92% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- Identified unbooked resource potential of >635 MMBOE from de-risked acreage; >4x existing booked reserves

Laredo
Pioneer
Devon
Approach
Apache
Petrohawk / BHP
EOG
Exco
COP
El Paso
Range
Energen

# Permian Basin-Garden City: Vertical Wolfberry



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

***Entire 142,000 net acreage block effectively de-risked for vertical development***

- **Provides a technical and economic foundation for horizontal drilling programs**
- **>700 gross vertical wells to date**
  - **>250 gross vertical deep[1] wells to date**
- **Large inventory of repeatable, vertical economic development locations**
- **Industry drilling as tight as 20-acre spacing**



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Reagan
Tom Green
Upton
Irion
LPI acreage
LPI deep vertical

[1] Deep vertical wells are drilled through the Atoka.

# Laredo's Four Shale Plays Compare Favorably to Other Top Shale Plays

## *Permian-Garden City's multi-zone, vertical and stacked horizontal potential*

| | Laredo's Garden City Shales | | | | | Other Industry Shales | | |
|---|---|---|---|---|---|---|---|---|
| | Wolfcamp | | | | | | | |
| | Upper | Middle | Lower | Cline | Combined | Bakken | Barnett Oil Combo | Eagle Ford |
| Basin | Midland | Midland | Midland | Midland | Midland | Williston | Fort Worth | South Texas |
| Age | Permian | Permian | Permian | Penns. | Permian & Penns. | L. Dev./ E. Miss. | Mississippian | Cretaceous |
| Depth (ft) | 7,000 - 7,500 | 7,300 - 7,900 | 7,900 - 8,500 | 9,000 - 9,500 | 7,000 - 9,500 | 8,000 - 10,500 | 6,500 - 8,500 | 7,000 - 12,000 |
| Average thickness (ft) | 300 - 400 | 400 - 500 | 475 - 575 | 200 - 350 | 1,375 - 1,825 | 10 - 120 | 150 - 600 | 150 - 300 |
| TOC (%) | 2.0 - 9.0 | 2.0 - 5.0 | 2.0 - 5.0 | 2.0 - 7.5 | 2.0 - 9.0 | 5.0 - 20.0 | 3.0 - 7.0 | 2.0 - 6.5 |
| Thermal maturity (% RSO) | 0.7 - 0.8 | 0.8 - 0.9 | 0.8 - 0.9 | 0.85 - 1.1 | 0.7 - 1.1 | 0.5 - 1.0 | 0.8 - 1.7 | 0.8 - 1.4 |
| Total porosity (%) | 5.0 - 7.0 | 3.0 - 12.0 | 3.0 - 12.0 | 3.0 - 12.0 | 3.0 - 12.0 | 3.0 - 12.0 | 4.0 - 6.0 | 5.0 - 12.0 |
| Pressure gradient (psi/ft) | 0.45 - 0.50 | 0.45 - 0.50 | 0.45 - 0.50 | 0.55 - 0.65 | 0.45 – 0.65 | 0.60 - 0.80 | 0.45 - 0.53 | 0.55 - 0.65 |
| OOIP (MMBOE/Section) | 25 - 45 | 25 - 40 | 20 - 30 | 25 - 40 | 95 - 155 | 5 - 10 | 10 - 20 | 25 - 55 |

*Wolfcamp & Cline shales properties from proprietary LPI core analysis; analog play properties from various industry sources*

# Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
LPI Acreage
LPI Horizontal Wells[3]
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

***Expanding actual knowledge of horizontal well performance by individual zone***

| Horizontal Zone | Total # of Completions[1] | Average 30-Day IP/Stage[2] | Extrapolated IP of 26-stage frac[2] (7,500 ft.-Lateral) |
|---|---|---|---|
| | | BOE/D/Stage | BOE/D |
| Upper Wolfcamp | 18 | 30 | ~780 |
| Middle Wolfcamp | 2 | 34 | ~880 |
| Lower Wolfcamp | 2 | 28 | ~735 |
| Cline | 33 | 30 | ~780 |

- Each zone has proven economic results
- De-risked 60,000 net acres for Upper Wolfcamp development – and growing
- De-risked 70,000 net acres for Cline development – and growing
- Continue to de-risk all zones across entire acreage

LAREDO PETROLEUM

[1] Well counts as of 12/31/12
[2] Based on 2012 completions with at least 30 days of production history
[3] Includes wells completed or spud through 12/13/12

# Maximizing Economic Recovery of Total Resource Potential


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman


85+ miles
20+ miles

***Each development pad likely to consist of five wells recovering up to 3 MMBOE of resources at >30% return per pad***

- **1 Vt Wolfberry**
- **1 Hz Upper Wolfcamp**
- **1 Hz Middle Wolfcamp**
- **1 Hz Lower Wolfcamp**
- **1 Hz Cline**

| | Experienced D+C Cost[1] $MM | EUR[2] MBOE | ROR[3] |
|---|---|---|---|
| **Development Pad** | **$38.2** | **2,600 – 3,070** | **22% - 32%** |
| Vt Wolfberry | $2.2 | 135 – 155 | 15% - 20% |
| Hz Upper Wolfcamp | $8.5 | 715 – 800 | 35% - 45% |
| Hz Middle Wolfcamp | $8.5 | 600 – 700 | 25% - 35% |
| Hz Lower Wolfcamp | $9.5 | 605 – 730 | 20% - 30% |
| Hz Cline | $9.5 | 550 - 690 | 15% - 25% |

*[1] Costs are based on average actual costs experienced in 2012, and do not reflect any potential savings of a full development scenario.*
*[2] Detailed EUR assumptions in appendix*
*[3] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# Permian Basin-Garden City: De-risking Multi-Zone Vt & Hz Potential

***De-risked Acreage To Date***

- *~142,000 - Vt Wolfberry*
- *~60,000 - Hz Upper Wolfcamp*
- *~70,000 - Hz Cline*

**Majority of ~142,000 net acres are prospective for all four horizontal zones**

- **Equivalent to having 560,000+ net acres in other horizontal single-zone plays**
- **Continuing efforts to de-risk entire acreage position in all four zones**

| | Well Count[1] | Identified Unbooked Resource Potential: De-Risked Net Acreage | Identified Unbooked Resource Potential: Resource Potential | Total Unbooked Resource Potential Across Garden City Acreage [2] |
|---|---|---|---|---|
| | | To date | MMBOE | MMBOE |
| Vt Wolfberry | >700 | 142,000 | >185 | >185 |
| Hz Upper Wolfcamp | 18 | 60,000 | >240 | >445 |
| Hz Middle Wolfcamp | 2 | Delineating | - | >285 |
| Hz Lower Wolfcamp | 2 | Delineating | - | >285 |
| Hz Cline | 33 | 70,000 | >210 | >350 |
| | | | **>635** | **>1,550** |

[1] *Well counts as of 12/31/12*
[2] *Assumes a 50% success factor to remaining acreage and 160-acre spacing. See appendix for detailed economics*

# Permian Basin-Garden City: Optimizing Development Scenario


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman


85+ miles
20+ miles

***Capital expenditures and development simulations in 2013 are evaluating:***

- **Lateral spacing requirements**
  - **Horizontally**
  - **Vertically**
- **Reduced usage of vertical well program**
- **Optimal completion design**
- **Savings from full development:**
  - **Drilling: timing, rig moves, lateral length**
  - **Common facilities: water handling & re-use, power, tank batteries, etc.**
  - **Take-away capacity requirements**

# Permian Oil Take-away Capacity



XICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express II
BridgeTex
Longhorn
Permian Express I
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

| | Capacity MBOPD | Planned Completion Date |
|---|---|---|
| **Existing Take-away** | | |
| Total Refineries | 410 | |
| Total Oil Pipelines | 770 | |
| Total Existing Capacity | 1,180 | |
| **Expansion Capacity** | | |
| Longhorn Reversal (Phase I) | 75 | 1Q-13 |
| Permian Express I | 90 | 1Q-13 |
| Longhorn Reversal (Phase II) | 150 | 2Q-13 |
| Permian Express I (expansion) | 60 | 3Q-13 |
| BridgeTex Crude Oil Pipeline | 278 | 2Q-14 |
| Permian Express II | 200 | 3Q-14 |
| Total Expansion Capacity | 853 | |
| **Total Future Capacity** | | |
| Total Take-away Capacity by 3Q-14 | 2,033 | |

Existing Refinery
Existing Pipelines
New Pipelines and Additions

# Anadarko Granite Wash: **Multiple Porosity Trends**



***Stacked, liquids-rich porosity trends extend across Laredo's acreage***



Texas
Oklahoma
Hemphill
Roger Mills
Distal Wash
Proximal Wash
Amarillo-Wichita Uplift

**Drilled and completed >20 horizontal Granite Wash wells in the play**

## Well Economics

| | |
|---|---|
| D+C Cost | $8.0-$9.5 MM |
| EUR | 735 MBOE |
| 30-Day IP | 1,690 BOE/D |
| % Oil | 6% - 8% (IP – Life) |
| ROR[1] | 14% - 25% |
| Royalty Rates | 20-25% |



West
East
Top of Granite Wash
Atoka
Laredo Petroleum Horizontal Granite Wash Well
Laredo leasehold
For illustration purposes only - not to scale

**Detailed geological mapping and engineering have resulted in high ROR, high-rate completions**

[1] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# LPI Resource Potential



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMBOE
156
635
791
>910
>1,700
Total Proved Reserves 12/31/11
Additional De-risked Resource Potential
Identified De-risked Resource Potential
Additional Resource Potential
Total Resource Potential

**Additional De-Risked Resource Potential**

- 142,000 acres – Vt Wolfberry
- 60,000 acres – Hz Upper Wolfcamp
- 70,000 acres – Hz Cline

**Additional Resource Potential**

- Additional resource potential assumes a 50% success factor on remaining Permian Garden-City acreage and 160-acre spacing of development pad

**Total Resource Potential**

- Total Resource Potential of greater than 1.7 Billion BOE

# Focused 2013 Capital Program



$725 MM
$725 MM
$660 MM
$700
$600
$500
$400
$300
$200
$100
0
$MM
Other
Granite Wash
Permian
Corp
Midstream/Land
Drilling
Exploration
Delineation
Development
By Location
By Activity
Total Drilling

***Focused on delineation and development of Permian oil to maximize total value***

**$725 Million Total Capital - 2013**

- 77% of total capital to Permian activity
- 87% of total capital dedicated to drilling activity
  - 83% focused on development drilling and optimization
  - 12% focused on delineating drilling to de-risk additional acreage for all zones
  - 5% focused on testing new plays

# Deliberate, Disciplined, Delineation and Development

***Focused on maximizing the value of the total company, while maintaining significant operational and financial flexibility.***

- Solid financial position maintains capital options
  - Equity
  - Debt
- Divestiture of non-core assets
- Joint venture of Permian acreage
- Acquisitions
- Hedging to underpin capital program

# Strong Liquidity & Financial Profile

| Liquidity | 11/30/12 |
|---|---|
| Cash and marketable securities | $ 26 MM |
| Current Borrowing Base | 825 |
| Borrowings | (135) |
| **Total Liquidity** | **$716 MM** |

| Credit Ratings | Corporate | Notes |
|---|---|---|
| Moody's | B1 | B3 |
| S&P | B+ | B- |

| Financial Debt Ratios | |
|---|---|
| Debt / Adj. EBITDA | 2.4x |
| Debt / Proved Reserves ($/BOE) | $7.04 |
| Debt / Total Book Capitalization | 57% |

## Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$825
$690
Undrawn
$135
Drawn
$552
9.5%
$500
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Senior Notes
Revolver
Revolver Drawn2

[1] Revolver increased to $825 million in November 2012
[2] As of November 30, 2012

# Ability to Continue Consistent Growth

- **Funding flexibility for 2013 and beyond**
  - Rapidly growing cash flow from operations
  - Revolver expected to continue to grow
  - Proven ability to access multiple capital market sources
- **Flexible capital program**
  - 2013 capital program focused on liquids-rich plays
  - Drilling program provides high economic returns



TOTAL REVENUES
($MM)
$600
$500
$400
$300
$200
$100
$0
$74
$97
$242
$510
$581
9 month Annualized
$145
2008
2009
2010
2011
Q3 2012
ADJUSTED EBITDA
($MM)
$500
$400
$300
$200
$100
$0
$49.3
$104.9
$194.5
$388.4
$451.5
9 month Annualized
$110.8
2008
2009
2010
2011
Q3 2012
Historical Annual
Q3-2012
YTD Q3-2012 Annualized

# Oil Hedging: Protect and Stabilize Cash Flows

## ***Oil Positions As of December 31, 2012***

| Current Hedge Position | 2013 | 2014 | 2015 | 2016 | Total |
|---|---|---|---|---|---|
| OIL [1] | | | | | |
| **Puts:** | | | | | |
| Hedged Volume (Bbls) | 1,080,000 | 540,000 | 456,000 | - | 2,076,000 |
| Average price ($/Bbl) | $65.00 | $75.00 | $75.00 | $0.00 | $69.80 |
| **Swaps:** | | | | | |
| Hedged Volume (Bbls) | 600,000 | - | - | - | 600,000 |
| Average price ($/Bbl) | $96.32 | $0.00 | $0.00 | $0.00 | $96.32 |
| **Collars:** | | | | | |
| Hedged Volume (Bbls) | 768,000 | 726,000 | 252,000 | - | 1,746,000 |
| Average floor price ($/Bbl) | $79.38 | $75.45 | $75.00 | $0.00 | $77.11 |
| Average ceiling price ($/Bbl) | $121.67 | $129.09 | $135.00 | $0.00 | $126.68 |
| **Total Volume with a floor** | **2,448,000** | **1,266,000** | **708,000** | **-** | **4,422,000** |
| **Weighted average floor price** | **$76.48** | **$75.14** | **$75.00** | | **$75.86** |

LAREDO PETROLEUM

*[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.*

# Gas Hedging: Protect and Stabilize Cash Flows

## ***Natural Gas Positions As of December 31, 2012***

| Current Hedge Position | 2013 | 2014 | 2015 | 2016 | Total |
|---|---|---|---|---|---|
| **NATURAL GAS [1]** | | | | | |
| **Puts:** | | | | | |
| Hedged Volume (MMBtu) | 6,600,000 | - | - | - | 6,600,000 |
| Average price ($/MMBtu) | $4.00 | $0.00 | $0.00 | $0.00 | $4.00 |
| **Swaps:** | | | | | |
| Hedged Volume (MMBtu) | - | - | - | - | - |
| Average price ($/MMBtu) | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| **Collars:** | | | | | |
| Hedged Volume (MMBtu) | 16,060,000 | 18,120,000 | 15,480,000 | - | 49,660,000 |
| Average floor price ($/MMBtu) | $3.42 | $3.38 | $3.00 | $0.00 | $3.28 |
| Average ceiling price ($/MMBtu) | $5.79 | $6.09 | $6.00 | $0.00 | $5.96 |
| **Total Volume with a floor** | **22,660,000** | **18,120,000** | **15,480,000** | **-** | **56,260,000** |
| **Weighted average floor price [2]** | **$4.33** | **$4.10** | **$3.64** | | **$4.07** |

*[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.*

*[2] $/Mcf is converted based upon Company average BTU content of 1.2124; prices include basis swaps*

# Guidance

| | Q4 2012 | FY 2013 |
|---|---|---|
| **Production (MMBOE):** | ~3.0 | 12.6 – 13.1 |
| **Price Realizations (pre-hedge, two-stream basis, % of NYMEX):** | | |
| Crude oil | 90% - 94% | 90% - 95% |
| Natural gas, including natural gas liquids | 140% - 150% | 130% - 140% |
| **Operating Costs & Expenses** | | |
| Lease operating expenses ($/BOE) | $5.50 - $6.00 | $5.75 - $6.25 |
| Production taxes (% of oil and natural gas revenues) | 7.50% | 7.50% |
| General and administrative expenses ($/BOE) | $5.75 - $6.25 | $6.25 - $6.75 |
| Depreciation, depletion and amortization ($/BOE) | $22.00 - $23.00 | $22.00 - $23.00 |

# Appendix

# Investment Highlights

| | | |
|---|---|---|
| *"We own and operate great assets"* | **High-growth, core asset base in the oil and liquids-rich Permian Basin** | ~196,000 net acres in the Permian with potential in multiple horizons<br>Significant operational control: operate ~97% of production<br>Meaningful exposure to Anadarko Granite Wash liquids-rich natural gas |
| *"We are technology based and return driven"* | **Technical database is paying dividends by identifying and proving targets** | Extensive library of petrophysical data in our Permian core asset<br>▪ 140 proprietary logs<br>▪ 10 whole and >300 side-wall cores<br>▪ 740 square miles of 3D seismic |
| *"We have captured the prize and it is getting larger!"* | **Substantial Garden City acreage position de-risked; evaluating remaining acreage** | **Permian Basin - Garden City**<br>▪ **~70,000 net acres de-risked for Cline Hz development**<br>▪ **~60,000 net acres de-risked for Upper Wolfcamp Hz development**<br>▪ **Evaluation of Middle and Lower Wolfcamp zones is ongoing** |
| *"We are entering the manufacturing stage of development"* | **Developing a plan of exploitation to maximize recoveries and returns** | Optimization of spacing, lateral lengths and completion techniques<br>Flexibility for multi-zone development |
| *"We proactively manage our risk profile"* | **Experienced and prudent operational and financial management** | Experienced management team with proven record of success<br>Well capitalized with liquidity of ~$700 million<br>Proactively hedge commodity price risk<br>Owned gathering infrastructure provides secure and timely take-away capacity and enhanced economics |

# Permian-Garden City: Regional Wolfcamp Cross Section



Howard
Martin
Mitchell
Midland
Glasscock
Sterling
Reagan
Upton
Irion

LPI acreage
Cross section line

***Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position***



GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

# Permian Basin-Garden City: Regional Cline Cross Section



Howard
Martin
Mitchell
Midland
Sterling
Glasscock
Tom Green
Reagan
Upton

- LPI acreage
- Cross section line

***Cline shale across LPI's acreage position***



GLASSCOCK Co.
REAGAN Co.
N
S
LAREDO LAZY E 14
LAREDO BEARKAT
KOHUTEK WELLS ONA
PHILLIPS SUGG-MUSTANG
BARROW-SHAVER NATION WIDE
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

# Permian: Vertical Wolfberry



## Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 250+ deep vertical Wolfberry wells shown
- Working to drive down costs



Type Curve
BOE/D
100
10
1
1
12
24
36
48
60
Months

## Well Economics

| | |
|---|---|
| D+C Cost | $2.2 MM |
| EUR | 135 - 155 MBOE |
| 30-Day IP | 140 BOE/D |
| % Oil | 65% - 49% (IP – Life) |
| ROR[1] | 15% - 20% |
| Royalty Rates | 25% |

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

# Permian: Wolfcamp



## Upper Wolfcamp

- Currently utilizing Upper Wolfcamp 7,500-ft. lateral, 26-frac stage type curve based on data for 16 Hz Upper, 2 Middle and 1 Lower Wolfcamp wells shown in red
- Working to drive down costs


Upper Wolfcamp Type Curve
1000
100
10
BOE/D
1
12
24
36
48
60
Months

| Well Economics | Upper Wolfcamp | Middle Wolfcamp [2] | Lower Wolfcamp [2] |
|---|---|---|---|
| D+C Cost - MM | $8.5 | $8.5 | $9.5 |
| EUR - MBOE | 715 - 800 | 600 - 700 | 605 - 730 |
| 30-Day IP - BOE/D | 710 | 710 | 710 |
| % Oil - (IP – Life) | 77% - 69% | 63% | 63% |
| ROR[1] | 35% - 45% | 25% - 35% | 20% - 30% |
| Royalty Rates | 25% | 25% | 25% |

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.
[2] Data based on Upper Wolfcamp type curve as adjusted for limited actual results

# Permian: Cline



## Cline

- Extrapolated Cline 7,500-ft. lateral with 26-stages type curve shown in red
- Working to drive down costs



Type Curve
BOE/D
1000
100
10
1
12
24
36
48
60
Months

## Well Economics

| | |
|---|---|
| D+C Cost | $9.5 MM |
| EUR | 505 - 690 MBOE |
| 30-Day IP | 820 BOE/D |
| % Oil | 73% - 60% (IP – Life) |
| ROR[1] | 15% - 25% |
| Royalty Rates | 25% |

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

# Two-Stream vs. Three-Stream

***Laredo reports on a two-stream basis to match its ownership in production***

**Two-Stream**

**Three-Stream**


Oil
42%
Gas
58%

Q3-2012 Production:
30,835 BOE/D

**Q3-2012 Production**

**~20% Increase**


NGL
26%
Gas
39%
Oil
35%


Gas
28%
Oil
72%

Q3-2012 Revenue:
$144.7 million

**Q3-2012 Revenue**

**No revenue impact**

| Pricing Impact | Gas |
|---|---|
| Q3 -2012 Avg. LPI realizations | $4.12 |
| Q3-2012 Avg. NYMEX Henry Hub | $2.80 |
| Benefit to LPI | +47% |


NGL
16%
Gas
12%
Oil
72%

# Historical Financial & Operating Data

$ millions, except per unit data

| | 2010 | 2011 | Q1 2012 | Q2 2012 | Q3 2012 |
|---|---|---|---|---|---|
| **Key data:** | | | | | |
| Realized oil price ($/Bbl)[1] | $77.26 | $88.62 | $95.37 | $85.45 | $86.58 |
| Realized natural gas price ($/Mcf)[1] | $6.32 | $6.67 | $5.84 | $4.85 | $4.82 |
| **Average daily production (Boe/D)** | **14,278** | **23,709** | **27,995** | **31,385** | **30,835** |
| **Adjusted EBITDA**[2] | **$194.5** | **$388.4** | **$113.9** | **$113.9** | **$110.8** |
| Capital expenditures | ($460.5) | ($706.8) | ($252.2) | ($233.6) | ($251.0) |
| **Per unit metrics ($/Boe):** | | | | | |
| Lease operating expenses | $4.16 | $5.00 | $5.88 | $5.48 | $5.84 |
| Production & ad valorem taxes | $3.01 | $3.70 | $3.50 | $2.56 | $4.26 |
| Depreciation, depletion and amortization | $18.69 | $20.38 | $20.22 | $21.25 | $22.53 |
| General & administrative | $5.93 | $5.90 | $6.00 | $5.05 | $5.01 |

[1] Prices include realized hedge revenue
[2] See following slide for a reconciliation of adjusted EBITDA

# Adjusted EBITDA Reconciliation

($ thousands, unaudited)

| | 2010 | 2011 | Q1 2012 | Q2 2012 | Q3 2012 |
|---|---|---|---|---|---|
| Net income (loss) | 86,248 | 105,554 | 26,235 | 30,975 | (7,384) |
| Plus: | | | | | |
| Interest expense | 18,482 | 50,580 | 14,684 | 21,674 | 24,423 |
| Depreciation, depletion & amortization | 97,411 | 176,366 | 51,523 | 60,697 | 63,925 |
| Impairment of long-lived assets | – | 243 | – | – | – |
| Write-off of deferred loan costs | – | 6,195 | – | – | – |
| Loss on disposal of assets | 30 | 40 | – | 8 | 1 |
| Unrealized losses (gains) on derivative financial instruments | 11,648 | (20,890) | 3,334 | (20,263) | 31,150 |
| Realized losses on interest rate derivatives | 5,238 | 4,873 | 1,103 | 835 | 84 |
| Non-cash equity-based compensation | 1,257 | 6,111 | 2,247 | 2,588 | 2,767 |
| Income tax expense (benefit) | (25,812) | 59,374 | 14,757 | 17,424 | (4,154) |
| **Adjusted EBITDA** | **$194,502** | **$388,446** | **$113,883** | **$113,938** | **$110,812** |

LAREDO PETROLEUM

NYSE: LPI

*www.laredopetro.com*